This workbook has 4 data sheets for data input: The Structure and Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.

The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g.
what % are owner occupied, what % have FICO of 640-659 and are IO. The
Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

Example:

--------------------------------------------
Deal launched Date   Tuesday, March 01, 2005
--------------------------------------------
Originator                    XXXXX
Servicer                      YYYY
Collateral                  Resi B&C
Size in USD                500,000,000
--------------------------------------------

Structure:

--------------------------------------------------------------------------------------
Tranche name   Rating: Moodys/S&P   Size (M$)   Spread      WAL      Credit Enhacement
--------------------------------------------------------------------------------------

A1             AAA/AAA                    200                    1              60.00%
A2             AAA/AAA                    140                    3              32.00%
A3             AAA/AAA                     50            6.23/9.66              22.00%
               AAA/AAA                                                          22.00%
               AAA/AAA                                                          22.00%
M1             Aa2/AA                      55                    5              11.00%
M2             A2/A                        30                    5               5.00%
M3             A3/A-                        5                  4.6               4.00%
B1             Baa1/BBB+                    5                  4.6               3.00%
B2             Baa2/BBB                     5                  4.5               2.00%
B3             Baa3/BBB-                    5                  4.3               1.00%
B4             Ba1/BB+                      5                                    0.00%
               N/A
--------------------------------------------------------------------------------------

------------------------
Excess spread      3.92%
Reserve fund       2.65%
Max reserve fund      0%
------------------------

-------------------------------------------------------------------------------------------------------
LTV/FICO Matrix                                            LTV
-------------------------------------------------------------------------------------------------------
FIXED
FICO              60 and below   61-65   66-70   71-75   76-80   81-85   86-90   91-95   96-100   Total
-------------------------------------------------------------------------------------------------------

350-479                                                                                               0
480-499                                                                                               0
500-519                   0.54     0.5    0.71    1.05    1.79    0.15                             4.74
520-539                   0.67    0.65    0.91    1.01    2.82    0.97    0.06                     7.09
540-559                   0.82    0.37    0.47    0.77    1.89    0.56    2.23                     7.11
560-579                   0.38     0.2    0.31    0.34    2.67    0.62    2.82                     7.34
580-599                   0.41    0.27    0.49    0.57    8.16     1.8    2.71    0.39             14.8
600-619                   0.23    0.18     0.2    0.54    8.19     1.2    3.29    0.32     0.26   14.41
620-639                   0.34    0.08    0.05    0.44    9.17     0.6    2.34    0.29     0.07   13.38
640-659                   0.14    0.03    0.13     0.1    8.13    0.72    1.31    0.17      0.2   10.93
660-679                   0.07    0.03    0.01    0.15    5.68    0.25    1.02    0.22     0.07     7.5
680-699                                   0.04            2.61    0.08    0.24    0.07     0.13    3.17
700-719                                                   0.62    0.06    0.17    0.18     0.01    1.04
720-739                                                   0.26            0.02             0.04    0.32
740-759                                   0.03            0.15    0.03    0.07                     0.28
760-779                   0.05            0.02            0.03                             0.02    0.12
780-799                                                   0.05                                     0.05
800-850                                                   0.04                                     0.04
-------------------------------------------------------------------------------------------------------
Total                     3.65    2.31    3.37    4.97   52.26    7.04   16.28    1.64      0.8   92.32
=======================================================================================================

ARM
FICO
-------------------------------------------------------------------------------------------------------
350-479                                                                                               0
480-499                                                                                               0
500-519                   0.01    0.03    0.02    0.03                                             0.09
520-539                   0.11    0.02    0.03            0.05    0.05                             0.26
540-559                   0.09    0.03    0.18    0.03    0.06    0.01    0.08                     0.48
560-579                   0.01    0.15    0.06     0.1    0.12    0.04    0.14                     0.62
580-599                   0.29    0.07    0.07     0.1    0.42    0.01     0.1    0.01             1.07
600-619                   0.45    0.05    0.09    0.05    0.29    0.08    0.12    0.05     0.01    1.19
620-639                   0.82    0.04    0.12    0.07    0.43    0.01    0.12                     1.61
640-659                   0.29    0.02    0.03            0.37    0.03    0.04    0.03     0.03    0.84
660-679                   0.08                            0.43    0.04    0.09                     0.64
680-699                   0.06    0.01    0.03    0.06    0.11    0.02     0.1                     0.39
700-719                   0.05    0.03            0.03    0.08                                     0.19
720-739                   0.03                            0.08                    0.05             0.16
740-759                    0.1                            0.01                                     0.11
760-779                                                   0.02                                     0.02
780-799                   0.01                                                                     0.01
800-850                                                   0.05                                     0.05
-------------------------------------------------------------------------------------------------------
Total                      2.4    0.45    0.63    0.47    2.52    0.29    0.79    0.14     0.04    7.73
=======================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
CLTV/FICO Matrix                                            CLTV (including silent seconds)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED
FICO               60 and below   61-65   66-70   71-75   76-80   81-85   86-90   91-95   96-100   101-105   106-110   110+   Total
-----------------------------------------------------------------------------------------------------------------------------------

350-479                                                                                                                           0
480-499                                                                                                                           0
500-519                    0.52     0.5     0.7    1.05    1.65    0.15    0.01     0.1     0.06                               4.74
520-539                    0.67    0.64     0.9    1.01    2.52    0.88    0.12    0.17      0.2                               7.11
540-559                    0.82    0.37    0.45     0.7    1.65    0.48       1    1.25     0.39                               7.11
560-579                    0.32     0.2    0.37    0.32    1.79    0.49    1.15    1.57     1.13                               7.34
580-599                    0.41    0.27    0.47    0.59    1.51    1.01     1.4    1.21     7.94                              14.81
600-619                    0.23    0.18     0.2    0.46    1.53    0.75    2.13    1.44     7.49                              14.41
620-639                    0.34    0.08    0.05    0.32    1.03     0.5    1.57    1.65     7.84                              13.38
640-659                    0.14    0.03    0.13     0.1     0.9    0.48    1.14    1.18     6.84                              10.94
660-679                    0.07    0.03    0.01    0.15    0.64     0.3    0.81    0.62     4.87                                7.5
680-699                                    0.02            0.38    0.08     0.2     0.4     2.07                               3.15
700-719                                                     0.2    0.06    0.17     0.2     0.41                               1.04
720-739                                                    0.03                    0.02     0.26                               0.31
740-759                                    0.03                            0.02    0.05     0.18                               0.28
760-779                    0.05            0.02                                             0.05                               0.12
780-799                                                                                     0.05                               0.05
800-850                                                    0.04                                                                0.04
-----------------------------------------------------------------------------------------------------------------------------------
Total                      3.57     2.3    3.35     4.7   13.87    5.18    9.72    9.86    39.78         0         0      0   92.33
===================================================================================================================================

ARM
FICO
-----------------------------------------------------------------------------------------------------------------------------------
350-479                                                                                                                           0
480-499                                                                                                                           0
500-519                    0.01    0.03    0.02    0.03                                     0.01                                0.1
520-539                    0.11    0.02    0.03            0.03    0.05            0.01                                        0.25
540-559                    0.09    0.03    0.18    0.03    0.06    0.01            0.04     0.04                               0.48
560-579                    0.01    0.15    0.06     0.1    0.04    0.04    0.08    0.07     0.07                               0.62
580-599                    0.19    0.07    0.07     0.1    0.11    0.01    0.11    0.01     0.39                               1.06
600-619                    0.17    0.05    0.09    0.05    0.17    0.03    0.12    0.06     0.45                               1.19
620-639                    0.19    0.04    0.12    0.07    0.06    0.01    0.12    0.09     0.91                               1.61
640-659                    0.06    0.02    0.03            0.16    0.03    0.05    0.06     0.43                               0.84
660-679                    0.01                            0.06    0.04    0.08    0.02     0.44                               0.65
680-699                    0.02    0.01    0.03    0.06    0.08            0.08    0.03     0.07                               0.38
700-719                    0.04    0.03            0.03    0.01                       0     0.07                               0.18
720-739                    0.02                                                    0.05     0.09                               0.16
740-759                    0.09                                                             0.02                               0.11
760-779                                                                                     0.02                               0.02
780-799                    0.01                                                                                                0.01
800-850                                                    0.05                                                                0.05
-----------------------------------------------------------------------------------------------------------------------------------
Total                      1.02    0.45    0.63    0.47    0.83    0.22    0.64    0.44     3.01         0         0      0    7.71
===================================================================================================================================

--------------
  FICO    IO
--------------
350-479   --
480-499   --
500-519  0.00
520-539  0.00
540-559  0.06
560-579  0.34
580-599  7.19
600-619  8.56
620-639  6.53
640-659  6.80
660-679  4.79
680-699  1.75
700-719  0.49
720-739  0.25
740-759  0.13
760-779  0.03
780-799  0.05
800-850  0.00
--------------

--------------------------------------------------------------------------------------------------------------------------
                                                                 DTI
--------------------------------------------------------------------------------------------------------------------------
DTI/FICO matrix         <20   20-24.9   25-29.9   30-34.9   35-39.9   40-44.9   45-49.9   50-54.9   55-59.9    60+   TOTAL
--------------------------------------------------------------------------------------------------------------------------
PRODUCT   FICO RANGE
--------------------------------------------------------------------------------------------------------------------------

ARM         350-479                                                                                                   0.00
            480-499                                                                                                   0.00
            500-519    0.06      0.18      0.13      0.16      0.56      0.82      1.07      1.75                     4.73
            520-539    0.20      0.11      0.20      0.34      0.99      1.58      1.44      2.24                     7.10
            540-559    0.21      0.13      0.43      0.40      0.90      1.54      1.78      1.70      0.01           7.10
            560-579    0.16      0.14      0.39      0.61      0.90      1.58      1.87      1.68                     7.33
            580-599    0.23      0.27      0.61      1.10      2.07      2.98      6.10      1.44      0.01          14.81
            600-619    0.40      0.20      0.38      1.15      2.09      2.91      6.10      1.16                    14.39
            620-639    0.48      0.20      0.56      0.83      1.59      2.95      5.87      0.89                    13.37
            640-659    0.24      0.18      0.33      0.92      1.55      2.64      4.64      0.44                    10.94
            660-679    0.23      0.06      0.23      0.67      1.16      1.97      2.87      0.30                     7.49
            680-699    0.05      0.09      0.11      0.14      0.62      0.74      1.21      0.20      0.01           3.17
            700-719                        0.05      0.05      0.06      0.31      0.38      0.19                     1.04
            720-739                        0.03      0.06                0.08      0.14                               0.31
            740-759                                  0.07      0.08      0.07      0.06                               0.28
            760-779                                            0.02      0.03      0.02      0.05                     0.12
            780-799                                                                0.05                               0.05
            800-850    0.04                                                                                           0.04
--------------------------------------------------------------------------------------------------------------------------
             TOTAL     2.30      1.56      3.45      6.50     12.59     20.20     33.60     12.04      0.03   0.00   92.27
==========================================================================================================================

FIXED       350-479                                                                                                   0.00
            480-499                                                                                                   0.00
            500-519                        0.02                0.01                0.03      0.03                     0.09
            520-539              0.03                          0.02      0.08      0.04      0.10                     0.27
            540-559              0.02      0.04                0.10      0.12      0.16      0.04                     0.48
            560-579                        0.01      0.18      0.08      0.07      0.16      0.12                     0.62
            580-599    0.01      0.03      0.06      0.08      0.13      0.21      0.42      0.13                     1.07
            600-619    0.04      0.07      0.06      0.09      0.08      0.22      0.44      0.18                     1.18
            620-639    0.11      0.06      0.00      0.13      0.26      0.28      0.52      0.26                     1.62
            640-659    0.02      0.05      0.00      0.12      0.12      0.11      0.34      0.07                     0.83
            660-679    0.00      0.02                0.06      0.19      0.01      0.32      0.04                     0.64
            680-699    0.02      0.01      0.01      0.05      0.04      0.11      0.06      0.08                     0.38
            700-719                                  0.06                0.08      0.05                               0.19
            720-739    0.04                                    0.02                0.05      0.05                     0.16
            740-759                        0.07                                    0.02      0.02                     0.11
            760-779                                                      0.02                                         0.02
            780-799    0.01                                                                                           0.01
            800-850                                            0.05                                                   0.05
--------------------------------------------------------------------------------------------------------------------------
             TOTAL     0.25      0.29      0.27      0.77      1.10      1.31      2.61      1.12      0.00   0.00    7.72
==========================================================================================================================

--------------------------------------------------------------------------------
                             GENERAL POOL STATISTICS
--------------------------------------------------------------------------------

----------------------------
   GEOGRAPHIC DISTRIBUTION
----------------------------
State                    %
----------------------------
California             32.39
New York                9.91
Florida                 9.06
New Jersey              6.42
Maryland                5.36
Virginia                4.68
Illinois                4.42
Massachusetts           4.27
Georgia                 3.64
Minnesota               1.65
Colorado                1.64
Arizona                 1.59
Hawaii                  1.49
Nevada                  1.48
Connecticut             1.28
North Carolina          1.09
Michigan                1.04
Washington              1.02
Texas                   0.81
Ohio                    0.75
Pennsylvania            0.75
Rhode Island            0.53
Indiana                 0.52
Missouri                0.43
Oregon                  0.41
Wisconsin                0.4
Delaware                0.38
South Carolina          0.36
District of Columbia    0.32
New Hampshire           0.32
Utah                     0.3
New Mexico              0.28
Tennessee               0.24
Idaho                   0.19
Maine                   0.19
West Virginia           0.08
Kentucky                0.06
Oklahoma                0.05
Alaska                  0.04
Iowa                    0.04
Kansas                  0.04
Montana                 0.03
Arkansas                0.02
Nebraska                0.02
Vermont                 0.01
----------------------------

------------------------------
DOCUMENTATION
------------------------------
                          %
------------------------------
Full Documentation      60.59%
Stated Documentation    37.15%
Reduced Documentation    2.26%
No documentation           --
------------------------------

---------------------------
OCCUPANCY STATUS
---------------------------
                       %
---------------------------
Primary Residence    94.57%
Second / Vacation     0.76%
Non Owner Occupied    4.67%
---------------------------

-----------------------------
DISTRIBUTION BY PROPERTY TYPE
-----------------------------
                         %
-----------------------------
One                    84.89%
2-4 Unit               10.05%
Pud detached              --
Condo                   5.06%
Pud attached              --
Modular Home              --
Manufactured Housing      --
Town house                --
-----------------------------

--------------------------
REPAYMENT TYPE
--------------------------
                      %
--------------------------
2 year ARM          53.87%
2 year ARM IO       35.42%
3 Year ARM           1.02%
3 Year ARM IO        1.53%
25 Lib 1M/IO/10YR      --
5 Year ARM           0.44%
5 Year ARM IO          --
15/30 Balloon          --
20/30 Balloon          --
Fixed                7.71%
IO                  36.95%
Actuarial           63.05%
--------------------------

---------------
PREPAY PENALTY
---------------
           %
---------------
1 year   13.28%
2 year   57.57%
3 year    8.98%
other     0.04%
none     20.13%
---------------

--------------
RATE TYPE
--------------
          %
--------------
Fixed    7.71%
ARM     92.29%
--------------

-----------------
BORROWER TYPE
-----------------
             %
-----------------
1st Lien   98.64%
2nd lien    1.36%
-----------------

----------------------------
MORTGAGE PURPOSE
----------------------------
                        %
----------------------------
Purchase              52.04%
Rate/Term refinance    0.41%
Debt Consolidation     8.50%
Home Improvement       2.06%
Equity refinance      36.99%
----------------------------

--------------------------------------------
SUMMARY STATISTICS
--------------------------------------------
Number of loans                       3,892
Total principal balance      925,824,491.90
WA LTV                                78.96%
LTV >90%
WA Remaining Term (Months)              355
WA Seasoning (months)                     4
WA Credit Score                         606
WA Net Mortgage Rate                   6.72%
WA Neg Am limit                         --
--------------------------------------------

----------------------
AFC
----------------------
                    %
----------------------
0.50%              N/A
1.00%              N/A
1.50%              N/A
2.00%              N/A
NA or fixed rate   N/A
----------------------

-----------------------
CONFORMING
-----------------------
                   %
-----------------------
Conforming       63.94%
Non conforming   36.06%
-----------------------

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.     CARR 05-FR1 {TOTAL PROPERTIES}     October 06, 2005
gtabor                                                               08:50AM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                             CURRENT BALANCE
---------------------------------------------------------------------------------------------------------
                                                           PCT OF   WTD AVG             WTD AVG
                                              TOTAL       OVERALL   CURRENT   WTD AVG     LOAN    WTD AVG
                                             CURRENT      CURRENT    GROSS      FICO       TO      COMBO
CURRENT BALANCE                  COUNT       BALANCE      BALANCE    COUPON    SCORE     VALUE      LTV
---------------------------------------------------------------------------------------------------------

0 - 24,999                          37       656,388.11      0.07    10.733       626     12.15    98.53
25,000 -  49,999                    91     3,340,492.60      0.36    10.129       616     25.63    92.55
50,000 -  74,999                   157    10,031,415.10      1.08     9.151       588     61.44    89.15
75,000 -  99,999                   263    23,354,387.47      2.52     8.251       590     72.46    86.57
100,000 - 124,999                  405    45,387,768.41      4.90     7.780       591     77.87    91.15
125,000 - 149,999                  336    46,173,642.67      4.99     7.786       595     76.96    89.10
150,000 - 174,999                  351    56,758,030.29      6.13     7.514       594     78.19    88.86
175,000 - 199,999                  302    56,586,359.96      6.11     7.508       592     77.78    86.20
200,000 - 224,999                  317    67,264,250.28      7.27     7.325       598     79.62    87.16
225,000 - 249,999                  212    50,280,147.76      5.43     7.370       595     78.99    87.68
250,000 - 274,999                  206    54,083,636.31      5.84     7.142       601     78.72    87.16
275,000 - 299,999                  190    54,578,182.73      5.90     7.083       606     79.69    88.96
300,000 - 324,999                  147    45,685,650.07      4.93     7.110       604     80.12    88.79
325,000 - 349,999                  123    41,317,876.60      4.46     7.043       600     81.49    88.69
350,000 - 374,999                  113    40,943,236.43      4.42     6.993       610     81.01    90.91
375,000 - 399,999                   78    30,145,342.47      3.26     7.002       612     81.04    88.76
400,000 - 424,999                   91    37,491,930.71      4.05     6.959       625     80.22    91.03
425,000 - 449,999                   68    29,750,657.43      3.21     6.737       622     78.57    87.96
450,000 - 474,999                   62    28,623,672.25      3.09     6.778       632     83.48    93.97
475,000 - 499,999                   58    28,250,048.24      3.05     6.921       609     80.56    88.40
500,000 - 524,999                   54    27,672,192.95      2.99     6.883       628     81.88    90.16
525,000 - 549,999                   35    18,853,926.18      2.04     6.809       635     79.86    88.74
550,000 - 574,999                   29    16,360,712.24      1.77     6.871       604     81.31    89.18
575,000 - 599,999                   33    19,373,389.61      2.09     7.034       607     81.49    92.08
600,000 - 624,999                   27    16,461,870.64      1.78     6.801       610     79.70    88.72
625,000 - 649,999                   19    12,116,150.24      1.31     6.836       630     81.21    88.58
650,000 - 674,999                   11     7,282,616.23      0.79     7.046       607     81.80    89.50
675,000 - 699,999                   18    12,326,545.75      1.33     7.036       623     83.97    90.30
700,000 - 724,999                   17    12,105,762.22      1.31     6.293       630     80.88    91.70
725,000 - 749,999                   26    19,126,503.82      2.07     6.798       616     75.38    81.84
750,000 - 774,999                    7     5,250,000.00      0.57     6.318       632     79.05    95.03
800,000 - 824,999                    1       800,999.99      0.09     6.250       672     89.50    89.50
825,000 - 849,999                    1       840,600.00      0.09     6.100       621     42.03    42.03
850,000 - 874,999                    2     1,711,788.18      0.18     6.222       641     84.94    84.94
925,000 - 949,999                    1       930,000.00      0.10     6.250       624     58.34    58.34
950,000 - 974,999                    2     1,930,917.96      0.21     6.848       604     69.29    69.29
975,000 - 999,999                    1       977,400.00      0.11     5.990       612     90.00    90.00
1,000,000 - 1,024,999                1     1,000,000.00      0.11     6.550       608     74.07    74.07
---------------------------------------------------------------------------------------------------------
TOTAL                            3,892   925,824,491.90    100.00     7.217       606     78.96    88.70
---------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    CARR 05-FR1 {SILENT SECOND LOANS}   October 06, 2005
gtabor                                                               09:59AM EDT
                                                                     Page 1 of 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     PRODUCT
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
PRODUCT                          COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

2/6 LIBOR                          917   196,844,342.28     41.71   214,661.22     7.189     98.06       613
2/6 LIBOR IO                       890   241,628,592.64     51.20   271,492.80     6.646     99.18       631
3/6 LIBOR                           16     3,757,315.86      0.80   234,832.24     7.077     97.41       634
3/6 LIBOR IO                        32     9,574,743.38      2.03   299,210.73     6.398     98.33       641
5/6 LIBOR                            7     1,696,886.60      0.36   242,412.37     6.721     98.54       657
FIXED                               90    18,411,825.12      3.90   204,575.83     7.099     98.26       634
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROSS COUPON
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
CURRENT GROSS COUPON             COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

5.000 - 5.499                       20     7,398,513.39      1.57   369,925.67     5.310     98.39       643
5.500 - 5.999                      148    53,490,270.96     11.33   361,420.75     5.808     98.34       645
6.000 - 6.499                      246    75,995,550.68     16.10   308,925.00     6.250     98.85       639
6.500 - 6.999                      570   153,101,214.25     32.44   268,598.62     6.756     99.15       631
7.000 - 7.499                      365    78,686,953.76     16.67   215,580.70     7.223     98.51       614
7.500 - 7.999                      356    67,158,755.64     14.23   188,648.19     7.709     98.45       605
8.000 - 8.499                      129    21,289,842.79      4.51   165,037.54     8.177     97.22       586
8.500 - 8.999                       79    11,510,913.83      2.44   145,707.77     8.672     97.23       581
9.000 - 9.499                       20     1,697,567.92      0.36    84,878.40     9.295     96.39       548
9.500 - 9.999                       11       932,060.61      0.20    84,732.78     9.655     96.13       558
10.000 - 10.499                      4       299,679.11      0.06    74,919.78    10.254    100.00       547
10.500 - 10.999                      2       184,432.21      0.04    92,216.11    10.552     96.30       559
11.500 - 11.999                      2       167,950.73      0.04    83,975.37    11.770     95.00       524
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CURRENT BALANCE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
CURRENT BALANCE                  COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

25,000.01 - 50,000.00                5       244,264.97      0.05    48,852.99     9.329     94.66       582
50,000.01 - 75,000.00               54     3,429,027.56      0.73    63,500.51     8.681     99.04       569
75,000.01 - 100,000.00             111     9,911,367.42      2.10    89,291.60     7.724     99.03       597
100,000.01 - 125,000.00            256    28,611,265.00      6.06   111,762.75     7.466     99.16       601
125,000.01 - 150,000.00            200    27,338,576.56      5.79   136,692.88     7.470     99.22       607
150,000.01 - 175,000.00            201    32,353,285.18      6.86   160,961.62     7.088     98.83       610
175,000.01 - 200,000.00            148    27,800,099.56      5.89   187,838.51     7.116     98.95       610
200,000.01 - 225,000.00            147    31,215,773.86      6.61   212,352.20     6.952     98.55       623
225,000.01 - 250,000.00            109    25,768,065.45      5.46   236,404.27     6.936     98.98       618
250,000.01 - 275,000.00             97    25,433,440.66      5.39   262,200.42     6.868     99.17       621
275,000.01 - 300,000.00            107    30,794,734.43      6.53   287,801.26     6.712     98.84       625
300,000.01 - 333,700.00             90    28,334,965.32      6.00   314,832.95     6.792     98.50       625
333,700.01 - 350,000.00             36    12,259,814.72      2.60   340,550.41     6.818     97.95       624
350,000.01 - 500,000.00            257   106,500,438.62      2.57   414,398.59     6.613     98.69       638
500,000.01 - 600,000.00             75    41,393,790.77      8.77   551,917.21     6.667     98.74       641
600,000.01 - 700,000.00             31    20,052,211.00      4.25   646,845.52     6.776     98.03       629
700,000.01 - 800,000.00             28    20,472,584.74      4.34   731,163.74     6.265     95.76       636
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    CARR 05-FR1 {SILENT SECOND LOANS}   October 06, 2005
gtabor                                                               09:59AM EDT
                                                                     Page 2 of 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ORIGINAL BALANCE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
ORIGINAL BALANCE                 COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

25,000.01 - 50,000.00                3       145,056.95      0.03    48,352.32     9.947     91.01       577
50,000.01 - 75,000.00               46     2,786,715.15      0.59    60,580.76     8.825     98.82       571
75,000.01 - 100,000.00             111     9,657,912.98      2.05    87,008.23     7.772     99.06       595
100,000.01 - 125,000.00            246    27,138,619.43      5.75   110,319.59     7.454     99.28       601
125,000.01 - 150,000.00            205    27,579,807.98      5.84   134,535.65     7.488     99.07       606
150,000.01 - 175,000.00            201    31,991,223.66      6.78   159,160.32     7.097     98.91       609
175,000.01 - 200,000.00            148    27,414,222.46      5.81   185,231.23     7.129     98.98       610
200,000.01 - 225,000.00            150    31,524,887.44      6.68   210,165.92     6.965     98.48       620
225,000.01 - 250,000.00            113    26,451,658.38      5.61   234,085.47     6.897     99.11       621
250,000.01 - 275,000.00             91    23,595,410.19      5.00   259,290.22     6.926     99.12       617
275,000.01 - 300,000.00            106    30,148,921.41      6.39   284,423.79     6.698     98.93       625
300,000.01 - 333,700.00             94    29,170,737.88      6.18   310,327.00     6.768     98.46       626
333,700.01 - 350,000.00             37    12,436,191.60      2.64   336,113.29     6.783     98.06       628
350,000.01 - 500,000.00            264   108,468,624.47     22.98   410,866.00     6.643     98.67       636
500,000.01 - 600,000.00             77    42,288,743.04      8.96   549,204.46     6.616     98.71       644
600,000.01 - 700,000.00             30    19,257,130.27      4.08   641,904.34     6.785     98.52       624
700,000.01 - 800,000.00             30    21,857,842.59      4.63   728,594.75     6.343     95.52       637
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    REM TERM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
STATED REM TERM                  COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

301 +                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ORIGINAL TERM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
STATED ORIGINAL TERM             COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

241 +                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      CLTV
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
COMBO LTV                        COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

55.01 - 60.00                        1       441,018.77      0.09   441,018.77     6.550     57.80       626
65.01 - 70.00                        2       607,444.66      0.13   303,722.33     7.385     68.15       560
70.01 - 75.00                        2       251,922.46      0.05   125,961.23     8.968     74.66       588
80.01 - 85.00                        6     2,427,558.78      0.51   404,593.13     7.308     84.16       633
85.01 - 90.00                       36    11,994,349.59      2.54   333,176.38     6.896     89.64       617
90.01 - 95.00                      305    78,129,004.85     16.56   256,160.67     7.119     94.77       604
95.01 - 100.00                   1,600   378,062,406.77     80.11   236,289.00     6.837     99.93       628
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       LTV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                       PCT OF                WTD AVG
                                            TOTAL     OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                           CURRENT    CURRENT     CURRENT     GROSS     COMBO      FICO
LOAN TO VALUE                    COUNT     BALANCE    BALANCE     BALANCE     COUPON     LTV      SCORE
--------------------------------------------------------------------------------------------------------

40.01 - 45.00                        1   104,305.93      0.02   104,305.93     7.600    100.00       501
--------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    CARR 05-FR1 {SILENT SECOND LOANS}   October 06, 2005
gtabor                                                               09:59AM EDT
                                                                     Page 3 of 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       LTV
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
LOAN TO VALUE                    COUNT       BALANCE      BALANCE     BALANCE    COUPON      LTV      SCORE
------------------------------------------------------------------------------------------------------------

50.01 - 55.00                        1       441,018.77      0.09   441,018.77     6.550     57.80       626
55.01 - 60.00                        2       607,444.66      0.13   303,722.33     7.385     68.15       560
60.01 - 65.00                        1       100,841.35      0.02   100,841.35    11.650    100.00       528
65.01 - 70.00                        6       663,290.98      0.14   110,548.50     9.543     88.82       581
70.01 - 75.00                        8     2,150,823.78      0.46   268,852.97     6.548     93.52       580
75.01 - 80.00                    1,454   371,171,082.70     78.65   255,275.85     6.754     99.20       631
80.01 - 85.00                       99    19,932,113.75      4.22   201,334.48     7.145     97.27       603
85.01 - 90.00                      377    76,288,287.80     16.17   202,356.20     7.449     96.97       597
90.01 - 95.00                        3       454,496.16      0.10   151,498.72     8.387    100.00       591
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
STATE1                           COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

Arizona                             39     7,878,012.36      1.67   202,000.32     7.081     98.58       604
Arkansas                             1       109,350.00      0.02   109,350.00     8.650    100.00       587
California                         397   148,170,567.44     31.40   373,225.61     6.550     98.76       636
Colorado                            61    11,070,366.23      2.35   181,481.41     6.868     99.05       615
Connecticut                         33     7,288,692.69      1.54   220,869.48     6.903     97.10       620
Delaware                            10     2,005,717.98      0.43   200,571.80     7.373     99.46       609
District of Columbia                 1       116,380.45      0.02   116,380.45     8.050    100.00       691
Florida                            190    40,157,004.42      8.51   211,352.65     7.054     98.64       617
Georgia                            156    25,818,082.87      5.47   165,500.53     7.221     98.87       611
Hawaii                              24     8,068,136.19      1.71   336,172.34     6.646     98.94       631
Idaho                               11     1,090,059.61      0.23    99,096.33     7.570     99.14       595
Illinois                           127    23,459,716.67      4.97   184,722.18     7.175     98.56       613
Indiana                             24     3,599,288.57      0.76   149,970.36     7.193     98.52       605
Iowa                                 3       242,423.44      0.05    80,807.81     8.120     98.04       572
Kansas                               1       128,807.70      0.03   128,807.70     8.750    100.00       585
Kentucky                             5       433,104.55      0.09    86,620.91     7.915    100.00       598
Maine                                3       534,836.55      0.11   178,278.85     6.692     98.93       592
Maryland                            83    21,843,403.20      4.63   263,173.53     6.857     98.53       624
Massachusetts                       68    18,352,998.01      3.89   269,897.03     7.123     97.11       613
Michigan                            57     6,791,394.56      1.44   119,147.27     7.832     98.34       588
Minnesota                           68    12,422,980.55      2.63   182,690.89     6.895     99.12       615
Missouri                            20     1,947,978.20      0.41    97,398.91     8.127     99.61       593
Montana                              2       251,871.74      0.05   125,935.87     7.475    100.00       618
Nebraska                             1        48,739.06      0.01    48,739.06     9.250     73.24       577
Nevada                              26     6,777,633.85      1.44   260,678.22     6.680     98.47       623
New Hampshire                        8     1,490,430.97      0.32   186,303.87     6.837    100.00       617
New Jersey                          77    19,735,681.73      4.18   256,307.55     7.113     98.35       614
New Mexico                           2       284,161.31      0.06   142,080.66     7.416     97.00       685
New York                           108    37,191,443.75      7.88   344,365.22     6.711     98.80       643
North Carolina                      51     7,476,689.61      1.58   146,601.76     7.219     98.19       600
Ohio                                29     4,366,911.05      0.93   150,583.14     7.232     98.66       607
Oregon                              16     2,764,822.28      0.59   172,801.39     6.908     99.97       625
Pennsylvania                        23     3,323,236.45      0.70   144,488.54     7.204     98.64       609
Rhode Island                         8     1,855,003.91      0.39   231,875.49     6.795     98.73       593
South Carolina                      23     2,957,503.73      0.63   128,587.12     7.421     98.40       591
Tennessee                           15     2,024,172.93      0.43   134,944.86     7.400     98.88       585
Texas                               42     6,391,093.16      1.35   152,168.88     7.608     98.15       597
Utah                                13     1,722,092.22      0.36   132,468.63     6.944    100.00       613
Vermont                              1       112,000.00      0.02   112,000.00     7.000    100.00       617
Virginia                            88    24,179,347.03      5.12   274,765.31     6.916     98.71       630
Washington                          22     5,363,387.50      1.14   243,790.34     7.081     99.73       631
------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    CARR 05-FR1 {SILENT SECOND LOANS}   October 06, 2005
gtabor                                                               09:59AM EDT
                                                                     Page 4 of 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
STATE1                           COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

Wisconsin                           15     2,068,181.36      0.44   137,878.76     7.830     98.34       593
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    OCCUPANCY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
OCCTYPE                          COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

Investor                            73    14,215,064.39      3.01   194,726.91     7.624     95.76       630
Owner Occupied                   1,877   457,014,939.73     96.84   243,481.59     6.867     98.74       623
Second Home                          2       683,701.76      0.14   341,850.88     6.519     94.08       644
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
PROPTYPE                         COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

2-4 Family                         141    42,070,084.10      8.91   298,369.39     7.008     98.69       634
Condominium                        120    27,308,251.68      5.79   227,568.76     6.881     98.53       626
Single Family                    1,691   402,535,370.10     85.30   238,045.75     6.877     98.64       622
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
LOAN PURP                        COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

Cash Out Refinance                 283    76,537,578.27     16.22   270,450.81     6.723     97.32       621
Debt-Consolidation                  56    16,127,689.41      3.42   287,994.45     6.493     97.12       626
Home Improvement                    16     5,013,053.22      1.06   313,315.83     6.357     97.81       644
Purchase                         1,593   373,316,480.98     79.11    34,348.07     6.948     99.00       624
Rate/Term Refinance                  4       918,904.00      0.19   229,726.00     6.662     95.85       631
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    DOC TYPE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
DOCTYPE                          COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

Full/Alternative                 1,425   314,480,657.00     66.64   220,688.18     6.823     98.49       613
Limited                             15     4,676,761.55      0.99   311,784.10     7.653     95.62       584
Stated Income                      512   152,756,287.33     32.37   298,352.12     7.003     99.04       646
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         FICO SCORE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
FICO SCORE                       COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

- 525                               18     1,881,489.16      0.40   104,527.18     9.027     95.80       514
526 - 550                           37     7,467,829.50      1.58   201,833.23     8.030     95.50       540
551 - 575                          191    35,371,597.42      7.50   185,191.61     7.667     95.61       563
576 - 600                          523    96,901,411.27     20.53   185,279.95     7.184     99.13       589
601 - 625                          438   105,465,401.55     22.35   240,788.59     6.809     99.03       613
------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    CARR 05-FR1 {SILENT SECOND LOANS}   October 06, 2005
gtabor                                                               09:59AM EDT
                                                                     Page 5 of 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
FICO SCORE                       COUNT       BALANCE      BALANCE     BALANCE    COUPON      LTV      SCORE
------------------------------------------------------------------------------------------------------------

626 - 650                          358   102,667,116.49     21.76   286,779.66     6.718     98.77       637
651 - 675                          265    84,097,580.64     17.82   317,349.36     6.603     98.84       662
676 - 700                           90    27,517,699.32      5.83   305,752.21     6.385     99.01       686
701 - 725                           15     4,777,957.43      1.01   318,530.50     6.578     99.50       713
726 - 750                           11     3,694,811.39      0.78   335,891.94     6.232     99.04       736
751 - 775                            5     1,622,811.71      0.34   324,562.34     6.502    100.00       760
776 - 800                            1       448,000.00      0.09   448,000.00     6.700    100.00       786
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PREPAY PENALTY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
PP DESC                          COUNT       BALANCE      BALANCE     BALANCE    COUPON      LTV      SCORE
-----------------------------------------------------------------------------------------------------------

1Y PP                              233    61,179,394.77     12.96   262,572.51     7.021     98.64       628
2Y PP                            1,138   284,500,088.54     60.29   250,000.08     6.784     98.70       625
3Y PP                              148    35,140,597.56      7.45   237,436.47     6.640     98.68       629
No PP                              433    91,093,625.01     19.30   210,377.89     7.226     98.43       615
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      LIEN
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
LIEN                             COUNT       BALANCE      BALANCE     BALANCE    COUPON      LTV      SCORE
------------------------------------------------------------------------------------------------------------

First Lien                       1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MAX RATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
MAX RATE                         COUNT       BALANCE      BALANCE     BALANCE    COUPON      LTV      SCORE
------------------------------------------------------------------------------------------------------------

0.000  -  0.499                     90    18,411,825.12      3.90   204,575.83     7.099     98.26       634
11.000 - 11.499                     17     6,584,932.82      1.40   387,348.99     5.322     98.19       644
11.500 - 11.999                    134    47,265,340.55     10.02   352,726.42     5.804     98.34       644
12.000 - 12.499                    227    70,947,510.58     15.03   312,544.10     6.237     98.86       638
12.500 - 12.999                    548   149,411,695.19     31.66   272,649.08     6.729     99.22       631
13.000 - 13.499                    351    76,039,806.94     16.11   216,637.63     7.192     98.54       613
13.500 - 13.999                    344    66,108,934.92     14.01   192,177.14     7.665     98.46       606
14.000 - 14.499                    128    22,299,025.74      4.73   174,211.14     8.033     97.26       588
14.500 - 14.999                     71    10,900,710.72      2.31   153,531.14     8.610     97.08       583
15.000 - 15.499                     23     2,366,350.84      0.50   102,884.82     8.825     95.83       560
15.500 - 15.999                     10       877,557.54      0.19    87,755.75     9.664     95.89       557
16.000 - 16.499                      5       429,479.23      0.09    85,895.85     9.920     98.49       544
16.500 - 16.999                      1        54,503.07      0.01    54,503.07     9.500    100.00       566
17.500 - 17.999                      3       216,032.62      0.05    72,010.87    11.532     96.11       550
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MIN RATE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                          PCT OF                WTD AVG
                                             TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                            CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
MIN RATE                         COUNT      BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
-----------------------------------------------------------------------------------------------------------

0.000 - 0.499                       90   18,411,825.12      3.90   204,575.83     7.099     98.26       634
-----------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    CARR 05-FR1 {SILENT SECOND LOANS}   October 06, 2005
gtabor                                                               09:59AM EDT
                                                                     Page 6 of 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MIN RATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
MIN RATE                         COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

5.000 - 5.499                       18     6,746,286.39      1.43   374,793.69     5.321     98.24       643
5.500 - 5.999                      142    51,150,790.93     10.84   360,216.84     5.798     98.27       645
6.000 - 6.499                      232    72,269,969.25     15.31   311,508.49     6.246     98.88       638
6.500 - 6.999                      557   149,686,479.81     31.72   268,736.95     6.749     99.26       631
7.000 - 7.499                      352    76,045,598.10     16.11   216,038.63     7.218     98.44       613
7.500 - 7.999                      335    63,867,300.06     13.53   190,648.66     7.706     98.43       605
8.000 - 8.499                      123    20,616,614.24      4.37   167,614.75     8.179     97.25       585
8.500 - 8.999                       68    10,235,527.85      2.17   150,522.47     8.668     96.95       581
9.000 - 9.499                       17     1,435,541.79      0.30    84,443.63     9.292     95.73       543
9.500 - 9.999                       11       932,060.61      0.20    84,732.78     9.655     96.13       558
10.000 - 10.499                      4       299,679.11      0.06    74,919.78    10.254    100.00       547
10.500 - 10.999                      1        48,081.89      0.01    48,081.89    10.700    100.00       640
11.500 - 11.999                      2       167,950.73      0.04    83,975.37    11.770     95.00       524
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     MARGIN
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
MARGIN                           COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

0.000 - 0.499                       90    18,411,825.12      3.90   204,575.83     7.099     98.26       634
4.000 - 4.499                        3     1,123,997.33      0.24   374,665.78     5.169     99.36       667
4.500 - 4.999                       50    18,360,493.71      3.89   367,209.87     5.513     98.17       644
5.000 - 5.499                      178    62,864,233.61     13.32   353,169.85     5.959     98.46       642
5.500 - 5.999                      365   103,031,280.29     21.83   282,277.48     6.460     99.10       636
6.000 - 6.499                      477   121,932,997.06     25.84   255,624.73     6.911     99.19       625
6.500 - 6.999                      789   146,188,878.76     30.98   185,283.75     7.733     98.05       602
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  INIT RATE CAP
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
INIT RATE CAP                    COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

0.000                               90    18,411,825.12      3.90   204,575.83     7.099     98.26       634
2.000                            1,803   438,233,617.78     92.86   243,058.02     6.893     98.67       623
3.000                               59    15,268,262.98      3.24   258,784.12     6.526     98.17       628
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PER RATE CAP
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
PER RATE CAP                     COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

0.000                               90    18,411,825.12      3.90   204,575.83     7.099     98.26       634
1.500                            1,803   453,501,880.76     96.10   243,556.33     6.881     98.66       623
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               NEXT RATE ADJ DATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
NEXT RATE ADJ DATE1              COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

                                    90    18,411,825.12      3.90   204,575.83     7.099     98.26       634
------------------------------------------------------------------------------------------------------------
20070201                             1       420,000.00      0.09   420,000.00     5.750    100.00       628
------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    CARR 05-FR1 {SILENT SECOND LOANS}   October 06, 2005
gtabor                                                               09:59AM EDT
                                                                     Page 7 of 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               NEXT RATE ADJ DATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           PCT OF                WTD AVG
                                              TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                                             CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
NEXT RATE ADJ DATE               COUNT       BALANCE      BALANCE     BALANCE     COUPON     LTV      SCORE
------------------------------------------------------------------------------------------------------------

20070401                             6     1,413,595.15      0.30   235,599.19     6.210     98.37       622
20070501                            45    11,351,835.16      2.41   252,263.00     6.619     98.53       623
20070601                            98    24,321,805.91      5.15   248,181.69     6.887     98.16       618
20070701                         1,657   400,965,698.70     84.97   241,982.92     6.902     98.71       623
20080601                             2       358,672.22      0.08   179,336.11     7.073    100.00       641
20080701                            46    12,973,387.02      2.75   282,030.15     6.576     98.02       639
20100501                             1       494,567.83      0.10   494,567.83     5.650     95.00       747
20100601                             1       139,826.94      0.03   139,826.94     7.300    100.00       613
20100701                             5     1,062,491.83      0.23   212,498.37     7.144    100.00       621
------------------------------------------------------------------------------------------------------------
TOTAL                            1,952   471,913,705.88    100.00   241,759.07     6.889     98.64       624
------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                        October 05, 2005
gtabor                                                               06:53PM EDT
                                                                     Page 1 of 4
                   CARR 05-FR1 {DEBT-CONSOLIDATION PROPERTIES}
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
FICO SCORE                       COUNT      BALANCE      BALANCE
----------------------------------------------------------------
500 - 519                           48   10,711,556.52     13.61
520 - 539                           39    9,373,337.52     11.91
540 - 559                           33    7,357,885.64      9.35
560 - 579                           28    6,617,077.01      8.41
580 - 599                           52   12,664,901.99     16.10
600 - 619                           35    8,461,866.01     10.75
620 - 639                           29    8,964,423.56     11.39
640 - 659                           22    7,100,187.80      9.02
660 - 679                           15    6,225,813.22      7.91
680 - 699                            1      175,113.77      0.22
700 - 719                            3    1,031,839.52      1.31
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                       LTV
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
LOAN TO VALUE                    COUNT      BALANCE      BALANCE
----------------------------------------------------------------
10.00 - 14.99                        1       23,444.31      0.03
15.00 - 19.99                        2      125,076.46      0.16
20.00 - 24.99                        3      150,920.19      0.19
30.00 - 34.99                        3      337,584.58      0.43
35.00 - 39.99                        2      301,594.21      0.38
40.00 - 44.99                        5      846,318.86      1.08
45.00 - 49.99                        8    1,531,961.76      1.95
50.00 - 54.99                       12    2,653,084.75      3.37
55.00 - 59.99                       11    2,296,403.70      2.92
60.00 - 64.99                       15    3,185,841.02      4.05
65.00 - 69.99                       18    4,493,533.44      5.71
70.00 - 74.99                       30    7,906,139.07     10.05
75.00 - 79.99                       34    9,491,732.19     12.06
80.00 - 84.99                       95   25,753,548.88     32.73
85.00 - 89.99                       33   10,496,850.99     13.34
90.00 - 94.99                       25    6,513,479.55      8.28
95.00 - 99.99                        8    2,576,488.60      3.27
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
STATE1                           COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Alaska                               1      190,457.59      0.24
Arizona                             12    2,355,751.59      2.99
California                         119   40,439,790.35     51.40
Colorado                             2      236,742.05      0.30
Connecticut                          4      979,482.13      1.24
Delaware                             1      255,017.30      0.32
Florida                             38    6,343,678.99      8.06
Georgia                             10    1,435,072.98      1.82
Illinois                             9    1,333,395.55      1.69
Kentucky                             2      158,494.95      0.20
Maryland                            19    4,308,346.55      5.48
Massachusetts                        8    2,304,293.64      2.93
Michigan                             3      237,824.74      0.30
Missouri                             3      252,671.82      0.32
Nebraska                             1       97,095.43      0.12
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                        October 05, 2005
gtabor                                                               06:53PM EDT
                                                                     Page 2 of 4
                  CARR 05-FR1 {DEBT-CONSOLIDATION PROPERTIES}
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   STATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
STATE1                           COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Nevada                               9    2,637,200.83      3.35
New Hampshire                        1      146,669.27      0.19
New Jersey                          21    6,068,690.17      7.71
New Mexico                           1      160,640.14      0.20
New York                             9    2,689,058.62      3.42
North Carolina                       5      688,180.34      0.87
Ohio                                 3      371,858.71      0.47
Oregon                               3      361,335.87      0.46
Pennsylvania                         3      519,429.62      0.66
Rhode Island                         1      246,008.10      0.31
Virginia                            10    2,630,225.10      3.34
Washington                           4      809,791.82      1.03
West Virginia                        2      282,549.59      0.36
Wisconsin                            1      144,248.72      0.18
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN BALANCES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
CURRENT BALANCE                  COUNT      BALANCE      BALANCE
----------------------------------------------------------------
0 - 24,999                           1       23,444.31      0.03
25,000 - 49,999                      3      105,325.38      0.13
50,000 - 74,999                      8      539,477.44      0.69
75,000 - 99,999                     20    1,729,289.13      2.20
100,000 - 124,999                   17    1,883,572.97      2.39
125,000 - 149,999                   26    3,646,881.12      4.63
150,000 - 174,999                   36    5,864,288.22      7.45
175,000 - 199,999                   24    4,513,416.83      5.74
200,000 - 224,999                   37    7,859,660.69      9.99
225,000 - 249,999                   16    3,848,305.54      4.89
250,000 - 274,999                   16    4,180,747.05      5.31
275,000 - 299,999                   16    4,639,971.29      5.90
300,000 - 324,999                   14    4,361,753.02      5.54
325,000 - 349,999                    9    3,072,977.55      3.91
350,000 - 374,999                    9    3,245,906.07      4.13
375,000 - 399,999                    5    1,912,157.40      2.43
400,000 - 424,999                    3    1,226,197.57      1.56
425,000 - 449,999                    6    2,621,583.55      3.33
450,000 - 474,999                    2      924,940.65      1.18
475,000 - 499,999                    8    3,934,283.36      5.00
500,000 - 524,999                    7    3,591,693.01      4.56
550,000 - 574,999                    3    1,690,500.00      2.15
575,000 - 599,999                    3    1,775,300.70      2.26
600,000 - 624,999                    2    1,215,902.39      1.55
625,000 - 649,999                    1      634,500.00      0.81
650,000 - 674,999                    1      660,000.00      0.84
675,000 - 699,999                    2    1,358,733.85      1.73
700,000 - 724,999                    3    2,127,000.00      2.70
725,000 - 749,999                    2    1,481,775.51      1.88
750,000 - 774,999                    3    2,250,000.00      2.86
800,000 - 824,999                    1      800,999.99      1.02
950,000 - 974,999                    1      963,417.97      1.22
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                        October 05, 2005
gtabor                                                               06:53PM EDT
                                                                     Page 3 of 4
                  CARR 05-FR1 {DEBT-CONSOLIDATION PROPERTIES}
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CURRENT RATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
CURRENT GROSS COUPON             COUNT      BALANCE      BALANCE
----------------------------------------------------------------
5.000 - 5.499                        4    1,620,375.00      2.06
5.500 - 5.999                       26    8,516,428.64     10.82
6.000 - 6.499                       38   11,882,049.16     15.10
6.500 - 6.999                       46   14,204,679.71     18.05
7.000 - 7.499                       41   12,450,903.03     15.82
7.500 - 7.999                       48   11,151,959.57     14.17
8.000 - 8.499                       32    4,895,458.84      6.22
8.500 - 8.999                       31    7,241,850.29      9.20
9.000 - 9.499                        8    1,533,709.52      1.95
9.500 - 9.999                        9    1,712,463.84      2.18
10.000 - 10.499                      5      615,219.03      0.78
10.500 - 10.999                     11    1,696,444.35      2.16
11.000 - 11.499                      5    1,057,415.13      1.34
12.000 - 12.499                      1      105,046.45      0.13
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                     PRODUCT
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
PRODUCT                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
2/6 LIBOR                          184   42,361,456.53     53.84
2/6 LIBOR IO                        73   26,303,088.86     33.43
3/6 LIBOR                            3      402,651.10      0.51
3/6 LIBOR IO                         5    1,919,250.00      2.44
5/6 LIBOR                            1      176,947.20      0.22
FIXED                               39    7,520,608.87      9.56
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
LOAN PURP                        COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Debt-Consolidation                 305   78,684,002.56    100.00
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                    DOCTYPES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
DOCTYPE                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Full/Alternative                   206   53,687,438.11     68.23
Limited                              9    2,634,769.82      3.35
Stated Income                       90   22,361,794.63     28.42
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                    OCCUPANCY
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
OCCTYPE                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Investor                            13    2,105,227.38      2.68
Owner Occupied                     292   76,578,775.18     97.32
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                        October 05, 2005
gtabor                                                               06:53PM EDT
                                                                     Page 4 of 4
                  CARR 05-FR1 {DEBT-CONSOLIDATION PROPERTIES}
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPERTY TYPES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
PROPTYPE                         COUNT      BALANCE      BALANCE
----------------------------------------------------------------
2-4 Family                          16    4,141,471.84      5.26
Condominium                         14    2,544,052.04      3.23
Single Family                      275   71,998,478.68     91.50
----------------------------------------------------------------
TOTAL                              305   78,684,002.56    100.00
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   CARR 05-FR1 {INVESTMENT PROPERTIES}  October 05, 2005
gtabor                                                               06:53PM EDT
                                                                     Page 1 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
FICO SCORE                       COUNT      BALANCE      BALANCE
----------------------------------------------------------------
500 - 519                            6    1,335,297.51      3.09
520 - 539                            5      895,756.07      2.07
540 - 559                           12    1,838,437.78      4.25
560 - 579                           10    1,478,089.82      3.42
580 - 599                           29    4,866,423.61     11.26
600 - 619                           40    7,196,619.01     16.65
620 - 639                           43    9,155,460.89     21.18
640 - 659                           34    7,370,883.62     17.05
660 - 679                           22    4,169,522.55      9.65
680 - 699                           14    2,139,937.34      4.95
700 - 719                            6    1,697,302.43      3.93
720 - 739                            1       73,326.65      0.17
760 - 779                            2      622,341.67      1.44
800 - 819                            1      383,998.13      0.89
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                       LTV
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
LOAN TO VALUE                    COUNT      BALANCE      BALANCE
----------------------------------------------------------------
0.00 -  4.99                         1        6,900.00      0.02
5.00 -  9.99                         7       95,541.30      0.22
40.00 - 44.99                        1      146,884.95      0.34
45.00 - 49.99                        1      136,877.72      0.32
50.00 - 54.99                        1       88,734.00      0.21
55.00 - 59.99                        3    1,154,182.48      2.67
60.00 - 64.99                        9    1,861,585.97      4.31
65.00 - 69.99                        8    1,332,042.13      3.08
70.00 - 74.99                        8    1,175,071.51      2.72
75.00 - 79.99                       16    3,933,978.18      9.10
80.00 - 84.99                       56   11,520,582.06     26.65
85.00 - 89.99                       24    5,722,534.45     13.24
90.00 - 94.99                       89   15,901,454.30     36.79
95.00 - 99.99                        1      147,028.03      0.34
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
STATE1                           COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Arizona                              5      929,056.12      2.15
California                          35   10,124,085.63     23.42
Colorado                             3      669,842.52      1.55
Connecticut                          8    1,255,388.12      2.90
Delaware                             1      131,762.44      0.30
District of Columbia                 4      572,282.75      1.32
Florida                             23    3,912,920.01      9.05
Georgia                             22    3,291,476.41      7.62
Hawaii                               1      383,998.13      0.89
Illinois                            22    3,355,775.30      7.76
Indiana                              7      463,635.82      1.07
Kentucky                             3      209,231.48      0.48
Maryland                             7    1,400,183.90      3.24
Massachusetts                        8    1,998,097.49      4.62
Michigan                             9      752,762.03      1.74
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   CARR 05-FR1 {INVESTMENT PROPERTIES}  October 05, 2005
gtabor                                                               06:50PM EDT
                                                                     Page 2 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
STATE1                           COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Minnesota                            4      510,393.60      1.18
Missouri                             4      359,753.19      0.83
Nevada                               4      697,761.88      1.61
New Hampshire                        3      584,010.56      1.35
New Jersey                          11    2,408,149.08      5.57
New Mexico                           2      284,161.31      0.66
New York                            13    4,911,744.77     11.36
North Carolina                       4      489,958.90      1.13
Pennsylvania                         1       73,605.15      0.17
Rhode Island                         1      174,417.83      0.40
Texas                                6      716,173.37      1.66
Virginia                            11    1,975,246.08      4.57
Washington                           3      587,523.21      1.36
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN BALANCES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
CURRENT BALANCE                  COUNT      BALANCE      BALANCE
----------------------------------------------------------------
0 - 24,999                           8      102,441.30      0.24
25,000 - 49,999                      2       96,688.28      0.22
50,000 - 74,999                     16      990,624.45      2.29
75,000 - 99,999                     33    2,916,555.66      6.75
100,000 - 124,999                   24    2,685,704.69      6.21
125,000 - 149,999                   21    2,873,161.33      6.65
150,000 - 174,999                   19    3,044,481.38      7.04
175,000 - 199,999                   16    3,050,931.98      7.06
200,000 - 224,999                   19    4,004,927.58      9.27
225,000 - 249,999                    6    1,450,330.72      3.36
250,000 - 274,999                   15    3,899,051.71      9.02
275,000 - 299,999                   10    2,893,351.50      6.69
300,000 - 324,999                    6    1,881,673.01      4.35
325,000 - 349,999                    5    1,654,196.82      3.83
350,000 - 374,999                    4    1,466,962.67      3.39
375,000 - 399,999                    5    1,948,019.26      4.51
400,000 - 424,999                    1      402,005.25      0.93
425,000 - 449,999                    3    1,327,009.68      3.07
450,000 - 474,999                    4    1,860,392.63      4.30
475,000 - 499,999                    1      494,318.77      1.14
500,000 - 524,999                    1      515,603.43      1.19
525,000 - 549,999                    3    1,623,751.85      3.76
575,000 - 599,999                    1      577,284.77      1.34
725,000 - 749,999                    2    1,463,928.36      3.39
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CURRENT RATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
CURRENT GROSS COUPON             COUNT      BALANCE      BALANCE
----------------------------------------------------------------
5.000 - 5.499                        2      789,713.39      1.83
5.500 - 5.999                        1      175,609.30      0.41
6.000 - 6.499                       11    2,641,951.00      6.11
6.500 - 6.999                       28    8,262,079.43     19.11
7.000 - 7.499                       41    8,578,795.36     19.85
7.500 - 7.999                       65   12,939,928.33     29.94
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   CARR 05-FR1 {INVESTMENT PROPERTIES}  October 05, 2005
gtabor                                                               06:50PM EDT
                                                                     Page 3 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CURRENT RATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
CURRENT GROSS COUPON             COUNT      BALANCE      BALANCE
----------------------------------------------------------------
8.000 - 8.499                       24    3,954,280.31      9.15
8.500 - 8.999                       24    3,262,554.17      7.55
9.000 - 9.499                        8      938,528.56      2.17
9.500 - 9.999                        7      938,317.73      2.17
10.000 - 10.499                      2      423,014.27      0.98
10.500 - 10.999                      4      162,546.10      0.38
11.000 - 11.499                      1       64,397.89      0.15
11.500 - 11.999                      2       27,100.71      0.06
12.000 - 12.499                      3       35,901.57      0.08
12.500 - 12.999                      1        6,900.00      0.02
13.000 - 13.499                      1       21,778.96      0.05
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRODUCT
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
PRODUCT                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
2/6 LIBOR                          198   40,267,015.07     93.16
3/6 LIBOR                            4      752,965.04      1.74
FIXED                               23    2,203,416.97      5.10
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
LOAN PURP                        COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Cash Out Refinance                  83   17,135,240.31     39.64
Debt-Consolidation                  13    2,105,227.38      4.87
Home Improvement                     5    1,360,740.22      3.15
Purchase                           123   22,536,544.05     52.14
Rate/Term Refinance                  1       85,645.12      0.20
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                    DOCTYPES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
DOCTYPE                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Full/Alternative                   162   30,316,839.67     70.14
Limited                              1       88,056.22      0.20
Stated Income                       62   12,818,501.19     29.66
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                              OCCUPANCY
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
OCCTYPE                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Investor                           225   43,223,397.08    100.00
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   CARR 05-FR1 {INVESTMENT PROPERTIES}  October 05, 2005
gtabor                                                               06:50PM EDT
                                                                     Page 4 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPERTY TYPES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
PROPTYPE                         COUNT      BALANCE      BALANCE
----------------------------------------------------------------
2-4 Family                          59   13,481,699.10     31.19
Condominium                         14    2,481,496.08      5.74
Single Family                      152   27,260,201.90     63.07
----------------------------------------------------------------
TOTAL                              225   43,223,397.08    100.00
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                        October 05, 2005
gtabor                                                               06:54PM EDT
                                                                     Page 1 of 4
                      CARR 05-FR1 {MULTIFAMILY PROPERTIES}
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
FICO SCORE                                       COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
500 - 519                                           15    4,822,219.75      5.18
520 - 539                                           27    6,804,530.33      7.31
540 - 559                                           33    7,857,320.19      8.44
560 - 579                                           26    6,706,218.52      7.20
580 - 599                                           52   12,577,522.63     13.51
600 - 619                                           35    9,858,396.07     10.59
620 - 639                                           51   13,532,642.71     14.54
640 - 659                                           43   12,598,722.41     13.54
660 - 679                                           24    9,345,745.34     10.04
680 - 699                                           14    5,693,843.62      6.12
700 - 719                                            6    1,764,360.85      1.90
720 - 739                                            4      869,645.80      0.93
740 - 759                                            1      204,123.58      0.22
760 - 779                                            1      446,732.37      0.48
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       LTV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
LOAN TO VALUE                                    COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
5.00 - 9.99                                          2       84,941.26      0.09
10.00 - 14.99                                        1       18,120.16      0.02
15.00 - 19.99                                        2      172,991.27      0.19
20.00 - 24.99                                       11      831,114.98      0.89
25.00 - 29.99                                        1       90,076.69      0.10
35.00 - 39.99                                        1      285,348.15      0.31
40.00 - 44.99                                        2      333,323.73      0.36
45.00 - 49.99                                        4    1,159,786.40      1.25
50.00 - 54.99                                        4      963,482.06      1.04
55.00 - 59.99                                        9    2,374,226.21      2.55
60.00 - 64.99                                       10    2,411,361.40      2.59
65.00 - 69.99                                       16    4,195,420.05      4.51
70.00 - 74.99                                       18    5,043,736.19      5.42
75.00 - 79.99                                       26    7,611,516.23      8.18
80.00 - 84.99                                      152   47,329,556.54     50.85
85.00 - 89.99                                       18    4,308,424.53      4.63
90.00 - 94.99                                       48   12,870,994.41     13.83
95.00 - 99.99                                        5    1,865,976.89      2.00
100.00 - 104.99                                      2    1,131,627.02      1.22
--------------------------------------------------------------------------------
TOTAL                                             332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
STATE1                                           COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
California                                          36   12,858,076.44     13.81
Colorado                                             1      227,200.00      0.24
Connecticut                                         16    3,182,674.42      3.42
Delaware                                             1      131,762.44      0.14
District of Columbia                                 1      194,100.25      0.21
Florida                                              5      958,088.33      1.03
Georgia                                              3      546,122.71      0.59
Illinois                                            41    8,140,099.81      8.75
Indiana                                              3      238,951.86      0.26
Kentucky                                             1       50,736.53      0.05
--------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.  CARR 05-FR1 {MULTIFAMILY PROPERTIES}  October 05, 2005
gtabor                                                               06:54PM EDT
                                                                     Page 2 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
STATE1                                           COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
Maryland                                             1      259,808.27      0.28
Massachusetts                                       52   14,586,351.87     15.67
Michigan                                             4      382,795.50      0.41
Minnesota                                            2      472,000.00      0.51
Missouri                                             3      259,817.53      0.28
New Hampshire                                        4      862,492.44      0.93
New Jersey                                          40   10,470,610.98     11.25
New York                                           100   36,305,463.79     39.00
North Carolina                                       1       75,707.14      0.08
Pennsylvania                                         1      144,922.20      0.16
Rhode Island                                        10    2,067,856.68      2.22
South Carolina                                       1      109,813.17      0.12
Texas                                                1       93,415.28      0.10
Virginia                                             1      129,800.12      0.14
Wisconsin                                            3      333,356.41      0.36
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN BALANCES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
CURRENT BALANCE                                  COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
0 - 24,999                                           2       29,655.85      0.03
25,000 - 49,999                                      1       31,090.09      0.03
50,000 - 74,999                                     12      786,730.73      0.85
75,000 - 99,999                                     17    1,482,660.00      1.59
100,000 - 124,999                                   12    1,362,038.42      1.46
125,000 - 149,999                                   17    2,270,653.26      2.44
150,000 - 174,999                                   17    2,787,499.25      2.99
175,000 - 199,999                                   19    3,616,194.79      3.88
200,000 - 224,999                                   27    5,657,790.91      6.08
225,000 - 249,999                                   15    3,545,690.43      3.81
250,000 - 274,999                                   28    7,343,344.89      7.89
275,000 - 299,999                                   28    8,085,802.18      8.69
300,000 - 324,999                                   19    5,881,954.08      6.32
325,000 - 349,999                                   25    8,388,666.50      9.01
350,000 - 374,999                                   15    5,427,142.68      5.83
375,000 - 399,999                                   10    3,840,730.90      4.13
400,000 - 424,999                                   19    7,827,846.84      8.41
425,000 - 449,999                                   15    6,524,694.68      7.01
450,000 - 474,999                                    8    3,694,910.19      3.97
475,000 - 499,999                                    3    1,448,368.15      1.56
500,000 - 524,999                                    5    2,568,795.92      2.76
525,000 - 549,999                                    5    2,703,372.15      2.90
550,000 - 574,999                                    4    2,268,464.42      2.44
575,000 - 599,999                                    4    2,343,013.66      2.52
600,000 - 624,999                                    3    1,826,113.20      1.96
625,000 - 649,999                                    1      647,200.00      0.70
675,000 - 699,999                                    1      691,600.00      0.74
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CURRENT RATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                              TOTAL      OVERALL
                                                             CURRENT     CURRENT
CURRENT GROSS COUPON                              COUNT      BALANCE     BALANCE
--------------------------------------------------------------------------------
5.000 - 5.499                                         3   1,004,567.82      1.08
--------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.  CARR 05-FR1 {MULTIFAMILY PROPERTIES}  October 05, 2005
gtabor                                                               06:54PM EDT
                                                                     Page 3 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CURRENT RATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
CURRENT GROSS COUPON                             COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
5.500 - 5.999                                       16    6,473,741.23      6.95
6.000 - 6.499                                       38   12,126,328.31     13.03
6.500 - 6.999                                       69   23,228,566.12     24.95
7.000 - 7.499                                       57   15,599,895.40     16.76
7.500 - 7.999                                       60   15,738,443.90     16.91
8.000 - 8.499                                       21    6,253,134.65      6.72
8.500 - 8.999                                       31    6,980,148.91      7.50
9.000 - 9.499                                       10    1,679,817.79      1.80
9.500 - 9.999                                        9    1,570,991.97      1.69
10.000 - 10.499                                     11    1,023,401.09      1.10
10.500 - 10.999                                      5      826,034.05      0.89
11.500 - 11.999                                      2      576,952.92      0.62
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     PRODUCT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
PRODUCT                                          COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
2/6 LIBOR                                          229   65,113,925.28     69.95
2/6 LIBOR IO                                        51   16,568,986.27     17.80
3/6 LIBOR                                            4    1,162,882.39      1.25
3/6 LIBOR IO                                         9    3,145,123.67      3.38
5/6 LIBOR                                            1      337,949.15      0.36
FIXED                                               38    6,753,157.41      7.26
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
LOAN PURP                                        COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
Cash Out Refinance                                 143   41,132,350.55     44.19
Debt-Consolidation                                  16    4,141,471.84      4.45
Home Improvement                                     3      800,204.76      0.86
Purchase                                           170   47,007,997.02     50.50
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    DOCTYPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
DOCTYPE                                          COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
Full/Alternative                                   173   42,488,775.64     45.65
Limited                                              4    1,517,159.98      1.63
Stated Income                                      155   49,076,088.55     52.72
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    OCCUPANCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
OCCTYPE                                          COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
Investor                                            59   13,481,699.10     14.48
Owner Occupied                                     272   79,501,786.54     85.41
--------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.  CARR 05-FR1 {MULTIFAMILY PROPERTIES}  October 05, 2005
gtabor                                                               06:54PM EDT
                                                                     Page 4 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    OCCUPANCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
OCCTYPE                                          COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
Second Home                                          1       98,538.53      0.11
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPERTY TYPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PCT OF
                                                             TOTAL       OVERALL
                                                            CURRENT      CURRENT
PROPTYPE                                         COUNT      BALANCE      BALANCE
--------------------------------------------------------------------------------
2-4 Family                                         332   93,082,024.17    100.00
--------------------------------------------------------------------------------
TOTAL                                              332   93,082,024.17    100.00
--------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. CARR 05-FR1 {HOME IMPROV. PROPERTIES}  October 05, 2005
gtabor                                                               06:54PM EDT
                                                                     Page 1 of 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
FICO SCORE                       COUNT      BALANCE      BALANCE
----------------------------------------------------------------
500 - 519                            3      618,107.86      3.24
520 - 539                            9    2,619,300.74     13.71
540 - 559                            9    2,312,749.93     12.11
560 - 579                            7    2,783,985.32     14.58
580 - 599                            6    1,552,806.98      8.13
600 - 619                            7    1,757,771.60      9.20
620 - 639                           10    2,890,888.06     15.14
640 - 659                            6    1,845,355.15      9.66
660 - 679                            5    1,817,043.29      9.51
680 - 699                            3      770,153.73      4.03
700 - 719                            1      132,316.35      0.69
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                       LTV
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
LOAN TO VALUE                    COUNT      BALANCE      BALANCE
----------------------------------------------------------------
20.00 - 24.99                        1       68,087.80      0.36
25.00 - 29.99                        1      132,316.35      0.69
35.00 - 39.99                        2      314,642.20      1.65
40.00 - 44.99                        1      165,085.24      0.86
45.00 - 49.99                        2      361,157.97      1.89
50.00 - 54.99                        3      449,866.33      2.36
55.00 - 59.99                        1      255,060.77      1.34
60.00 - 64.99                        2      406,907.70      2.13
65.00 - 69.99                        3      593,140.95      3.11
70.00 - 74.99                        3      458,185.27      2.40
75.00 - 79.99                        7    3,212,757.95     16.82
80.00 - 84.99                       29    9,385,899.12     49.14
85.00 - 89.99                        3    1,022,830.04      5.35
90.00 - 94.99                        7    1,932,541.32     10.12
95.00 - 99.99                        1      342,000.00      1.79
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
STATE1                           COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Arizona                              1       95,777.88      0.50
California                          45   14,118,850.15     73.92
Florida                              6    1,081,294.71      5.66
Georgia                              2      272,766.10      1.43
Idaho                                1      106,400.00      0.56
Illinois                             2      305,776.79      1.60
Maine                                1      243,072.21      1.27
Maryland                             1      199,529.48      1.04
Massachusetts                        1      412,815.15      2.16
New York                             2    1,013,106.36      5.30
Virginia                             2      821,735.55      4.30
Washington                           1      305,000.00      1.60
Wisconsin                            1      124,354.63      0.65
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. CARR 05-FR1 {HOME IMPROV. PROPERTIES}  October 05, 2005
gtabor                                                               06:54PM EDT
                                                                     Page 2 of 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN BALANCES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
CURRENT BALANCE                  COUNT      BALANCE      BALANCE
----------------------------------------------------------------
50,000 - 74,999                      1       68,087.80      0.36
75,000 - 99,999                      4      358,847.90      1.88
100,000 - 124,999                    5      578,215.43      3.03
125,000 - 149,999                    4      552,834.19      2.89
150,000 - 174,999                    3      503,691.26      2.64
175,000 - 199,999                    7    1,336,760.29      7.00
200,000 - 224,999                    3      657,365.36      3.44
225,000 - 249,999                    4      966,092.17      5.06
250,000 - 274,999                    4    1,059,013.44      5.54
275,000 - 299,999                    6    1,722,710.18      9.02
300,000 - 324,999                    4    1,256,177.96      6.58
325,000 - 349,999                    3    1,006,861.85      5.27
350,000 - 374,999                    1      366,245.47      1.92
375,000 - 399,999                    1      375,000.00      1.96
400,000 - 424,999                    3    1,246,964.22      6.53
425,000 - 449,999                    1      434,167.73      2.27
450,000 - 474,999                    2      934,124.28      4.89
475,000 - 499,999                    3    1,457,870.84      7.63
500,000 - 524,999                    3    1,521,600.00      7.97
625,000 - 649,999                    2    1,287,302.27      6.74
675,000 - 699,999                    1      681,102.32      3.57
725,000 - 749,999                    1      729,444.05      3.82
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CURRENT RATE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
CURRENT GROSS COUPON             COUNT      BALANCE      BALANCE
----------------------------------------------------------------
5.000 - 5.499                        3      825,412.72      4.32
5.500 - 5.999                        8    2,438,838.72     12.77
6.000 - 6.499                        8    2,662,345.04     13.94
6.500 - 6.999                       22    7,418,060.35     38.84
7.000 - 7.499                        8    2,102,822.62     11.01
7.500 - 7.999                        6    1,499,518.00      7.85
8.000 - 8.499                        4      919,000.54      4.81
8.500 - 8.999                        3      702,975.80      3.68
9.000 - 9.499                        1       85,037.30      0.45
10.000 - 10.499                      1       68,087.80      0.36
10.500 - 10.999                      1      165,085.24      0.86
11.500 - 11.999                      1      213,294.88      1.12
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                     PRODUCT
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
PRODUCT                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
2/6 LIBOR                           36   11,281,713.00     59.07
2/6 LIBOR IO                        18    5,280,590.15     27.65
FIXED                               12    2,538,175.86     13.29
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. CARR 05-FR1 {HOME IMPROV. PROPERTIES}  October 05, 2005
gtabor                                                               06:54PM EDT
                                                                     Page 3 of 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
LOAN PURP                        COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Home Improvement                    66   19,100,479.01    100.00
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                    DOCTYPES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
DOCTYPE                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Full/Alternative                    37   10,054,166.44     52.64
Limited                              3    1,596,770.05      8.36
Stated Income                       26    7,449,542.52     39.00
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                    OCCUPANCY
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
OCCTYPE                          COUNT      BALANCE      BALANCE
----------------------------------------------------------------
Investor                             5    1,360,740.22      7.12
Owner Occupied                      61   17,739,738.79     92.88
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPERTY TYPES
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                          PCT OF
                                             TOTAL       OVERALL
                                            CURRENT      CURRENT
PROPTYPE                         COUNT      BALANCE      BALANCE
----------------------------------------------------------------
2-4 Family                           3      800,204.76      4.19
Condominium                          3      854,400.00      4.47
Single Family                       60   17,445,874.25     91.34
----------------------------------------------------------------
TOTAL                               66   19,100,479.01    100.00
----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   CARR 05-FR1 {CASH OUT PROPERTIES}    October 05, 2005
gtabor                                                               06:52PM EDT
                                                                     Page 1 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
FICO SCORE                       COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
500 - 519                          132    28,793,172.48      8.41
520 - 539                          178    43,205,559.59     12.62
540 - 559                          161    38,439,040.00     11.22
560 - 579                          140    33,700,351.91      9.84
580 - 599                          187    45,724,237.52     13.35
600 - 619                          191    51,191,545.10     14.95
620 - 639                          147    40,735,223.16     11.89
640 - 659                          107    29,768,913.52      8.69
660 - 679                           49    15,757,647.10      4.60
680 - 699                           17     5,623,712.34      1.64
700 - 719                           17     4,836,696.18      1.41
720 - 739                            5     1,375,695.40      0.40
740 - 759                            7     2,084,560.45      0.61
760 - 779                            3       845,410.13      0.25
800 - 819                            1       383,998.13      0.11
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
-----------------------------------------------------------------

--------------------------------------------------------------------------------
                                       LTV
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
LOAN TO VALUE                    COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
5.00 - 9.99                          1        73,405.57      0.02
10.00 - 14.99                        2        51,593.41      0.02
15.00 - 19.99                        5       344,881.12      0.10
20.00 - 24.99                       16     1,353,630.09      0.40
25.00 - 29.99                        5       424,798.30      0.12
30.00 - 34.99                        5       628,689.25      0.18
35.00 - 39.99                       15     2,808,960.76      0.82
40.00 - 44.99                       16     4,137,832.76      1.21
45.00 - 49.99                       26     4,852,852.95      1.42
50.00 - 54.99                       28     6,237,265.36      1.82
55.00 - 59.99                       30     8,700,064.17      2.54
60.00 - 64.99                       55    12,850,013.27      3.75
65.00 - 69.99                       83    19,319,222.05      5.64
70.00 - 74.99                      110    27,919,616.40      8.15
75.00 - 79.99                      156    38,647,679.25     11.29
80.00 - 84.99                      434   119,820,328.16     34.99
85.00 - 89.99                      128    35,800,147.79     10.45
90.00 - 94.99                      197    51,468,835.41     15.03
95.00 - 99.99                       18     3,894,979.45      1.14
100.00 - 104.99                     12     3,130,967.49      0.91
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
-----------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
STATE1                           COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
Alaska                               1       195,718.33      0.06
Arizona                             20     4,042,558.58      1.18
Arkansas                             1        93,631.55      0.03
California                         315   103,238,676.50     30.15
Colorado                            20     5,048,629.74      1.47
Connecticut                         14     3,171,500.48      0.93
Delaware                             3     1,034,161.94      0.30
District of Columbia                13     2,558,217.34      0.75
-----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    CARR 05-FR1 {CASH OUT PROPERTIES}   October 05, 2005
gtabor                                                               06:52PM EDT
                                                                     Page 2 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      STATE
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
STATE1                           COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
Florida                            148    27,517,024.56      8.03
Georgia                             36     7,141,610.73      2.09
Hawaii                              21     6,631,909.12      1.94
Idaho                                5       441,591.74      0.13
Illinois                            86    17,380,229.46      5.08
Indiana                             11     1,337,558.71      0.39
Iowa                                 1       123,200.00      0.04
Kansas                               1       121,500.00      0.04
Maine                                4     1,011,488.45      0.30
Maryland                            90    22,826,477.80      6.67
Massachusetts                       65    16,919,919.02      4.94
Michigan                            16     2,853,719.12      0.83
Minnesota                           29     5,767,715.87      1.68
Missouri                            13     1,558,843.07      0.46
Nebraska                             1        48,739.06      0.01
Nevada                              11     2,252,549.37      0.66
New Hampshire                        4       946,234.78      0.28
New Jersey                         106    27,332,639.17      7.98
New Mexico                           8     2,143,235.73      0.63
New York                           148    46,419,733.50     13.55
North Carolina                       7     1,251,140.35      0.37
Ohio                                23     3,804,994.78      1.11
Oklahoma                             2       458,454.97      0.13
Oregon                               2       435,419.78      0.13
Pennsylvania                        15     2,435,614.18      0.71
Rhode Island                        11     2,281,115.23      0.67
South Carolina                       5       643,136.47      0.19
Tennessee                            3       400,655.31      0.12
Texas                                2       350,919.02      0.10
Utah                                 4       624,649.66      0.18
Virginia                            56    14,991,032.59      4.38
Washington                          10     2,900,881.29      0.85
West Virginia                        1       111,800.66      0.03
Wisconsin                           10     1,616,935.00      0.47
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
-----------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN BALANCES
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
CURRENT BALANCE                  COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
0 - 24,999                           2        30,039.56      0.01
25,000 - 49,999                     12       529,807.09      0.15
50,000 - 74,999                     33     2,181,211.13      0.64
75,000 - 99,999                     86     7,624,114.61      2.23
100,000 - 124,999                  111    12,531,556.80      3.66
125,000 - 149,999                  101    13,981,842.76      4.08
150,000 - 174,999                  115    18,661,025.54      5.45
175,000 - 199,999                  119    22,251,141.02      6.50
200,000 - 224,999                  123    26,099,503.92      7.62
225,000 - 249,999                   83    19,721,266.35      5.76
250,000 - 274,999                   88    23,134,748.99      6.76
275,000 - 299,999                   81    23,231,748.39      6.78
300,000 - 324,999                   63    19,620,436.98      5.73
325,000 - 349,999                   48    16,098,759.20      4.70
350,000 - 374,999                   39    14,196,666.69      4.15
375,000 - 399,999                   32    12,397,987.32      3.62
-----------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   CARR 05-FR1 {CASH OUT PROPERTIES}    October 05, 2005
gtabor                                                               06:52PM EDT
                                                                     Page 3 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN BALANCES
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
CURRENT BALANCE                  COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
400,000 -     424,999               30    12,332,912.03      3.60
425,000 -     449,999               31    13,582,651.28      3.97
450,000 -     474,999               19     8,796,575.27      2.57
475,000 -     499,999               22    10,668,681.64      3.12
500,000 -     524,999               19     9,736,740.92      2.84
525,000 -     549,999               15     8,077,989.87      2.36
550,000 -     574,999                9     5,101,848.14      1.49
575,000 -     599,999               10     5,884,232.66      1.72
600,000 -     624,999                7     4,286,927.28      1.25
625,000 -     649,999                9     5,732,614.93      1.67
650,000 -     674,999                4     2,663,285.79      0.78
675,000 -     699,999                6     4,099,025.38      1.20
700,000 -     724,999                5     3,551,562.22      1.04
725,000 -     749,999               15    11,049,071.07      3.23
825,000 -     849,999                1       840,600.00      0.25
850,000 -     874,999                1       861,788.18      0.25
925,000 -     949,999                1       930,000.00      0.27
975,000 -     999,999                1       977,400.00      0.29
1,000,000 - 1,024,999                1     1,000,000.00      0.29
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
=================================================================

--------------------------------------------------------------------------------
                                  CURRENT RATE
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
CURRENT GROSS COUPON             COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
 5.000 -  5.499                      9     3,099,204.99      0.90
 5.500 -  5.999                     84    30,278,241.73      8.84
 6.000 -  6.499                    148    49,775,141.15     14.53
 6.500 -  6.999                    275    76,520,538.48     22.34
 7.000 -  7.499                    199    49,022,815.66     14.31
 7.500 -  7.999                    236    59,420,690.05     17.35
 8.000 -  8.499                    101    21,136,056.73      6.17
 8.500 -  8.999                    116    22,029,054.22      6.43
 9.000 -  9.499                     48     9,686,508.74      2.83
 9.500 -  9.999                     43     6,802,312.56      1.99
10.000 - 10.499                     29     4,680,932.47      1.37
10.500 - 10.999                     27     5,116,746.90      1.49
11.000 - 11.499                     13     2,655,480.88      0.78
11.500 - 11.999                     10     1,621,386.15      0.47
12.000 - 12.499                      4       620,652.30      0.18
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
=================================================================

--------------------------------------------------------------------------------
                                     PRODUCT
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
PRODUCT                          COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
2/6 LIBOR                          850   210,277,657.08     61.40
2/6 LIBOR IO                       267    81,734,672.83     23.87
3/6 LIBOR                           15     4,656,951.51      1.36
3/6 LIBOR IO                        18     5,625,865.49      1.64
5/6 LIBOR                           10     2,689,641.70      0.79
FIXED                              182    37,480,974.40     10.94
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
=================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   CARR 05-FR1 {CASH OUT PROPERTIES}    October 05, 2005
gtabor                                                               06:52PM EDT
                                                                     Page 4 of 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
LOAN PURP                        COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
Cash Out Refinance               1,342   342,465,763.01    100.00
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
=================================================================

--------------------------------------------------------------------------------
                                    DOCTYPES
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
DOCTYPE                          COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
Full/Alternative                   842   207,385,737.15     60.56
Limited                             28     9,166,418.88      2.68
Stated Income                      472   125,913,606.98     36.77
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
=================================================================

--------------------------------------------------------------------------------
                                    OCCUPANCY
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
OCCTYPE                          COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
Investor                            83    17,135,240.31      5.00
Owner Occupied                   1,251   323,162,037.19     94.36
Second Home                          8     2,168,485.51      0.63
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
=================================================================

--------------------------------------------------------------------------------
                                 PROPERTY TYPES
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                           PCT OF
                                              TOTAL       OVERALL
                                             CURRENT      CURRENT
PROPTYPE                         COUNT       BALANCE      BALANCE
-----------------------------------------------------------------
2-4 Family                         143    41,132,350.55     12.01
Condominium                         68    13,691,007.05      4.00
Single Family                    1,131   287,642,405.41     83.99
-----------------------------------------------------------------
TOTAL                            1,342   342,465,763.01    100.00
=================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.          CARR 05-FR1 {INV REQ}         October 05, 2005
gtabor                                                               01:52PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    OCCUPANCY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       PCT OF   WTD AVG                                            WTD AVG   WTD AVG
                                          TOTAL       OVERALL   CURRENT   WTD AVG   WTD AVG   WTD AVG   WTD AVG    STATED     STATED
                                         CURRENT      CURRENT    GROSS      FICO    LOAN TO    COMBO     PROSUP   ORIGINAL     REM
OCCTYPE                      COUNT       BALANCE      BALANCE    COUPON    SCORE     VALUE      LTV       LTV1      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------

Investor                       225    43,223,397.08      4.67     7.592       627     81.72     84.66     81.94        360       355
Owner Occupied               3,639   875,578,451.78     94.57     7.200       605     78.84     88.99     79.99        360       355
Second Home                     28     7,022,643.04      0.76     7.025       622     77.12     77.99     77.50        359       355
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        3,892   925,824,491.90    100.00     7.217       606     78.96     88.70     80.06        360       355
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DOCUMENTATION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               WTD AVG                                            WTD AVG   WTD AVG
                                       WTD AVG      WTD AVG    CURRENT   WTD AVG   WTD AVG   WTD AVG   WTD AVG    STATED     STATED
                                       CURRENT      CURRENT     GROSS      FICO    LOAN TO    COMBO     PROSUP   ORIGINAL     REM
DOCTYPE                      COUNT     BALANCE      BALANCE     COUPON    SCORE     VALUE      LTV       LTV1      TERM       TERM
------------------------------------------------------------------------------------------------------------------------------------

Full/Alternative             2,548   322,276.22   322,276.22     7.044       605     80.17     90.65     81.62        359        355
Limited                         64   396,735.16   396,735.16     7.116       597     82.83     84.17     82.83        360        356
Stated Income                1,280   352,815.92   352,815.92     7.504       609     76.76     85.81     77.34        360        356
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        3,892   335,307.68   335,307.68     7.217       606     78.96     88.70     80.06        360        355
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.